Exhibit 99.1
Surface Oncology Reports Financial Results and Corporate Highlights for Second Quarter 2023
CAMBRIDGE, Mass., August 2, 2023 (GLOBE NEWSWIRE) - Surface Oncology (Nasdaq: SURF), a clinical-stage immuno-oncology company developing next-generation immunotherapies that target the tumor microenvironment, today reported financial results and corporate highlights for the second quarter 2023.
“We are pleased with the progress we have made over the past several months which includes the advancement of the SRF388 and SRF114 clinical trials and the significant efforts we have undertaken towards completing our planned merger with Coherus BioSciences,” said Rob Ross, M.D., chief executive officer of Surface. “To truly realize the potential of SRF388 and SRF114, it is essential that these molecules are developed with both the resources and companion drugs needed to successfully advance them through the clinic and bring them to the market. We firmly believe that with Coherus, our programs will have the best possible opportunity to benefit patients and realize value for our shareholders.”
Proposed Merger of Surface Oncology and Coherus BioSciences
As announced on June 16, 2023, the proposed merger will strengthen Coherus’ pipeline with global rights to two innovative, competitively positioned, clinical-stage assets: SRF388, the only IL-27 targeted antibody in clinical development which has demonstrated activity as a monotherapy and in combination with checkpoint inhibitors; and SRF114, a high affinity, fully human antibody demonstrated to specifically bind to CCR8. SRF388 and SRF114 have potential as monotherapy and as combination treatments with other immuno-oncology agents, including Coherus’ toripalimab.
In conjunction with the merger announcement, Surface conducted a reduction in force that affected approximately 30 employees or 50 percent of the workforce. Surface anticipates it will have net cash of $20 million to $25 million at the closing of the proposed merger.
If the merger is not approved by shareholders, Surface anticipates its remaining cash and cash equivalents will provide runway through 2023, compared to its previous guidance of cash runway into the second half of 2024. This reduced cash runway is a result of expenditures related to the merger including repayment of a $25 million loan and costs associated with the termination of the lease at 50 Hampshire Street. If the merger does not close, Surface’s board of directors intends to evaluate all viable strategic alternatives including bankruptcy or dissolution proceedings.
Near-term Corporate Milestones
Surface Oncology will hold a Special Meeting of Stockholders on September 7, 2023, to approve the merger with Coherus. A definitive proxy statement was filed with the Securities and Exchange Commission and mailed to all registered stockholders as of July 21, 2023, the record date. The Surface Oncology board of directors unanimously recommends that stockholders vote in favor of all proposals.

Financial Results
As of June 30, 2023, cash, cash equivalents and marketable securities were $56.3 million, compared to $124.8 million as of December 31, 2022.
General and administrative (G&A) expenses were $8.6 million for the second quarter ended June 30, 2023 compared to $6.4 million for the same period in 2022. The increase primarily relates to an increase in legal and other professional fees related to the proposed merger with Coherus. G&A expenses included $0.8 million in stock-based compensation expense for the second quarter ended June 30, 2023.
Research and development (R&D) expenses were $13.8 million for the second quarter ended June 30, 2023 compared to $18.2 million for the same period in 2022. This decrease was primarily driven by a reduction in manufacturing costs for our SRF388 program and the strategic decision to pause the SRF617 program as part of our corporate restructuring in November 2022. R&D expenses included $0.4 million in stock-based compensation expense for the second quarter ended June 30, 2023.

Restructuring expenses were $3.2 million for the second quarter ended June 30, 2023. The company did not record a restructuring expense for the second quarter ended June 30, 2022. The increase relates to $2.3 million of severance and related costs and $0.9 million of impairment charges related to laboratory equipment that have been classified as held for sale.
For the second quarter ended June 30, 2023, net loss was $28.2 million, or basic and diluted net loss per share of $0.46. Net loss was $25.2 million for the same period in 2022, or basic and diluted net loss per share of $0.46.
Surface projects that current cash and cash equivalents are sufficient to fund the company through 2023.
About SRF388
SRF388 is a fully human anti-IL-27 antibody designed to inhibit the activity of this immunosuppressive cytokine. Surface has identified particular tumor types, including liver and lung cancer, where IL-27 appears to play an important role in the immunosuppressive tumor microenvironment and may contribute to resistance to treatment with checkpoint inhibitors. SRF388 targets the rate-limiting p28 subunit of IL-27, and preclinical studies have shown that treatment with SRF388 blocks the immunosuppressive biologic effects of IL-27, resulting in immune cell activation in combination with other cancer therapies including anti-PD-1 therapy, as well as potent anti-tumor effects as a monotherapy. Furthermore, Surface has identified a potential biomarker associated with IL-27 that may be useful in helping to identify patients most likely to respond to SRF388. In November 2020, Surface announced that SRF388 was granted Orphan Drug designation and Fast Track designation for the treatment of refractory hepatocellular carcinoma from the United States Food and Drug Administration.
About SRF114
SRF114 is a fully human, afucosylated anti-CCR8 antibody designed to preferentially deplete CCR8+ Treg cells within the tumor microenvironment. In preclinical studies, Surface has shown that SRF114 induces antibody-dependent cellular cytotoxicity (ADCC) and/or antibody-dependent cellular phagocytosis (ADCP) pathways to deplete intratumoral Treg cells. In addition, SRF114 reduced tumor growth in murine models. These findings support the advancement of SRF114 as a therapeutic candidate that holds the potential to drive anti-tumor immunity in patients.

About Surface Oncology
Surface is an immuno-oncology company developing next-generation antibody therapies focused on the tumor microenvironment. Its pipeline includes two wholly-owned programs; SRF388, a Phase 2 program which targets IL-27, and SRF114, a Phase 1 program, which selectively depletes regulatory T cells in the tumor microenvironment via targeting CCR8. In addition, Surface has two partnerships with major pharmaceutical companies: a collaboration with Novartis targeting CD73 (NZV930; Phase 1) and a collaboration with GlaxoSmithKline targeting PVRIG (GSK4381562, formerly SRF813; Phase 1). Surface’s novel, investigational cancer immunotherapies are designed to achieve a clinically meaningful and sustained anti-tumor response and may be used alone or in combination with other therapies. For more information, please visit www.surfaceoncology.com.
Forward-Looking Statements
This communication relates to the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated June 15, 2023, by and among Coherus BioSciences, Inc. (Coherus), Crimson Merger Sub I, Inc. (Merger Sub I), Crimson Merger Sub II, LLC (Merger Sub II), and Surface Oncology, Inc. (Surface). This communication includes express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), about the proposed transaction between Coherus and Surface and the operations of the combined company that involve risks and uncertainties relating to future events and the future performance of Coherus and Surface. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, satisfaction of closing conditions to the proposed transaction, prospective performance and opportunities with respect to Coherus, Surface or the combined company, post-closing operations and the outlook for the companies’ businesses; prospective developments or results in the pipelines of Coherus, Surface or the combined company and expansion of Coherus’ I-O franchise; the prospects for approval of toripalimab; Coherus’, Surface’s or the combined company’s targets, plans, objectives or goals for future operations, including those related to Coherus’ and Surface’s product candidates, research and development, product candidate introductions and product candidate approvals as well as cooperation in relation thereto; projections of or targets for revenues, costs and other financial measures; future economic performance; and the assumptions underlying or relating to such statements. These statements are based on Coherus’ and Surface’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to Surface’s ability to obtain the approval of Surface’s shareholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; the occurrence of events that may give rise to a right of one or both of Coherus and Surface to terminate the merger agreement; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived on a timely basis or at all, including the possibility that a governmental entity or regulatory authority may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of consents or regulatory approvals or actions, if any; the possibility that the proposed transaction may not be completed in the time frame expected by Coherus and Surface, or at all; the risk that Coherus and Surface may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with Coherus’ or Surface’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of Coherus’ or Surface’s common stock and/or Coherus’ or Surface’s operating or financial results; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the risks that holders of the CVRs will not receive payments in respect of the CVRs; uncertainties as to the long-term value of Coherus’ common stock, including the dilution caused by Coherus’ issuance of additional shares of common stock in connection with the proposed transaction; unknown liabilities related to Coherus or Surface; the nature, cost and outcome of any litigation and other legal proceedings involving Coherus, Surface or their respective directors, including any legal proceedings related to the proposed transaction; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of Coherus’ or Surface’s programs or product candidates; risks related to any loss of Coherus’ or Surface’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for Coherus or Surface’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by Coherus, Surface and/or their respective collaborators or licensees; the extent to which the results from the research and development programs conducted by Coherus, Surface, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of Coherus or Surface’s product candidates, and the impact of studies (whether conducted by Coherus, Surface or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to Coherus’ or Surface’s material contracts or arrangements; risks related to competition for Coherus’ or Surface’s product candidates; Coherus’ or Surface’s ability to successfully develop or commercialize Coherus’ or Surface’s product candidates; Coherus’, Surface’s, and their collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of Coherus’ or Surface’s product candidates; unexpected increases in costs and expenses with respect to the potential transaction or Coherus’ or Surface’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on Coherus’ and Surface’s respective businesses, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. A more complete description of these and other material risks can be found in Coherus’ and Surface’s respective filings with the SEC, including each of their Annual Reports on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC, as well as the Registration Statement on Form S-4 which includes the proxy statement of Surface that also constitutes the prospectus of Coherus, which proxy statement/prospectus was mailed to Surface’s stockholders on or about July 26, 2023. Coherus and Surface also plan to file other relevant documents with the SEC regarding the proposed transaction. Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of Coherus’ and Surface’s management, and the reader is cautioned not to rely on any forward-looking statements made by Coherus or Surface. Unless required by law, neither Coherus nor Surface is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.
Contact
Jessica Fees
Chief Financial Officer
jfees@surfaceoncology.com

Selected Financial Information

(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
License-related revenue	$—	$—	$—	$30,000
Operating expenses:
Research and development	13,831	18,198	27,608	34,822
General and administrative	8,576	6,426	14,460	12,967
Restructuring charges	3,234	—	3,234	—
Total operating expenses	25,641	24,624	45,302	47,789
Loss from operations	(25,641)	(24,624)	(45,302)	(17,789)
Interest and other income (expense), net	(2,551)	(589)	(2,631)	(1,225)
Net loss	(28,192)	(25,213)	(47,933)	(19,014)
Net loss per share — basic and diluted	$(0.46)	$(0.46)	$(0.79)	$(0.37)
Weighted average common shares outstanding — basic and diluted	60,717,899	54,654,822	60,673,195	51,647,148

Selected Balance Sheet Items:	June 30, 2023	December 31, 2022
Cash, cash equivalents and marketable securities	$56,258	$124,823
Total assets	66,006	159,910
Accounts payable and accrued expenses	7,340	10,470
Total stockholders’ equity	49,178	93,403